Exhibit 10.43

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS			1. REQUISITION NUMBER	PAGE 1 OF 22

OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, AND 30

2. CONTRACT NO.	3. AWARD/EFFECTIVE DATE	4. ORDER NUMBER	5.SOLICITATION NUMBER	6. SOLICITATION ISSUE DATE
W91CRB-05-D-0003	22-Dec-2004		W91CRB-04-R-0045	15-Sep-2004
7. FOR SOLICITATION INFORMATION CALL:	a. NAME		b. TELEPHONE NUMBER (No Collect Calls)	8. OFFER DUE DATE/ LOCAL TIME
	JEFFREY R. PIERCE		410-278-0861	03:00 PM 22 Oct 2004

9. ISSUED BY	CODE W91CRB	10. THIS ACQUISITION IS	11. DELIVERY FOR FOB	12. DISCOUNT TERMS

		☒ UNRESTRICTED	DESTINATION UNLESS

US ARMY RDECOM ACQ CTR - W91CRB		☐ SET ASIDE: % FOR	BLOCK IS MARKED
UNIQUE MISSIONS DIVISION		☐ SMALL BUSINESS	☐SEESCHEDULE
ATTN: AMSRD-ACC-U 4118 SUSQUEHANNA AVENUE ABERDEEN PROVING GROUND MD 21005-3013		☐ HUBZONE SMALL BUSINESS ☐ 8(A)	☒ 13a. THIS CONTRACT IS ARATED ORDER UNDER DPAS (15 CFR 700)
		NAICS: 315299	13b. RATING	D0-C9
		SIZE STANDARD: 500	14. METHOD OF SOLICITATION
TEL:			☐ RFQ ☐ IFB ☒ RFP
FAX:

15. DELIVER TO	CODE	16. ADMINISTERED BY DCMA SOUTH FLORIDA - HOLLYWOOD - S1212A	CODE	S1212A

SEE SCHEDULE
6100 HOLLYWOOD BLVD SUITE 310
HOLLYWOOD FL 33024-7981
17a.CONTRACTOR/ OFFEROR	CODE 62283	18a. PAYMENT WILL BE MADE BY	CODE	HQ0303

POINT BLANK BODY ARMOR, INC		DFAS ROCK ISLAND - HQ0303
2102 S.W. 2ND STREET		BUILDING 68
POMPANO BEACH FL 33069-3116		ROCK ISLAND IL 61299
FACILITY
TEL. 954-630-0900	CODE

☐ 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER	18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a. UNLESS BLOCK BELOW IS CHECKED ☐ SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/ SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT

SEE SCHEDULE

25. ACCOUNTING AND APPROPRIATION DATA	26. TOTAL AWARD AMOUNT (For Gov t. Use Only )

See Schedule	$189,956,160.00 EST

☐ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1. 52.212-4. FAR 52.212-3. 52.212-5 ARE ATTACHED.	ADDENDA	☐ ARE	☐ ARE NOT ATTACHED
☐ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED.	ADDENDA	☐ ARE	☐ ARE NOT ATTACHED

28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 0 COPIES	29. AWARD OF CONTRACT: REFERENCE
☐ TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.	☒ OFFER DATED . YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS: SEE SCHEDULE

30a. SIGNATURE OF OFFEROR/CONTRACTOR	31a.UNITED STATES OF AMERICA	(SIGNATURE OF CONTRACTING OFFICER)	31c. DATE SIGNED
		/s/ Kathryn J. Bankerd	23-Dec-2004

30b. NAME AND TITLE OF SIGNER	30c. DATE SIGNED	31b. NAME OF CONTRACTING OFFICER	(TYPE OR PRINT)
(TYPE OR PRINT)
KATHRYN J. BANKERD / CONTRACTING OFFICER

		TEL: 410-278-0864	EMAIL: Kathy.Bankerd@apg.army.mil

AUTHORIZED FOR LOCAL REPRODUCTION	STANDARD FORM 1449	(REV 4/2002)
PREVIOUS EDITION IS NOT USABLE	Prescribed by GSA
FAR (48 CFR) 53.212

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS	PAGE 2 OF 22
(CONTINUED)

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/ SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
SEE SCHEDULE

32a. QUANTITY IN COLUMN 21 HAS BEEN

☐  RECEIVED  ☐  INSPECTED  ☐  ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED: ____________

32b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	32c. DATE	32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE		32f. TELEPHONE NUMBER OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32g. E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE

33. SHIP NUMBER		34. VOUCHER NUMBER	35. AMOUNT VERIFIED CORRECT FOR	36. PAYMENT					37. CHECK NUMBER

				☐ COMPLETE	☐	PARTIAL	☐	FINAL
PARTIAL	FINAL

38. S/R ACCOUNT NUMBER	39. S/R VOUCHER NUMBER	40. PAID BY

41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT		42a. RECEIVED BY (Print)
41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	41c. DATE
42b. RECEIVED AT (Location)
		42c. DATE REC’D (YY/MM/DD)	42d. TOTAL CONTAINERS

AUTHORIZED FOR LOCAL REPRODUCTION PREVIOUS EDITION IS NOT USABLE	STANDARD FORM 1449 Prescribed by GSA FAR (48CFR) 53.212	(REV 4/2002)	BACK

Section SF 1449 - CONTINUATION SHEET

TYPE OF CONTRACT

a. The basic contract is issued on an Indefinite Delivery/Indefinite Quantity (IDIQ) basis in accordance with FAR 16.504.

b. Individual delivery orders issued under the basis contract shall be on a firm fixed price basis.

ADDITIONAL INFORMATION

1.	IMPORTANT INFORMATION:

Anticipated Cumulative Monthly production requirement is 25,000 each.

2.	CONTRACT MINIMUM AND MAXIMUM LIMITATIONS:

a. The Government is obligated to place with the contractor a delivery order(s) in the total minimum amount of 5000 each.

b. The Government may place additional delivery orders with the contractor for a not-to-exceed maximum of 360,000 each.

3.	PERIOD OF PERFORMANCE AND DELIVERY SCHEDULE:

The term of this contract shall commence on the date of award and continue through 36 months thereafter. The delivery schedule will be stated in each Delivery Order.

4.	SHIPPING ADDRESS:

SHIP TO:	DODAAC W912H7
PM Soldier Equipment Staging/Net Facility
15395 John Marshall Highway
Haymarket, VA 20187-5000

MARK FOR:	Contract # W91CRB-05-D-0003
Doug Hanger (540-428-1912)
doug.hanger@peosoldier.army.mil

5.	PACKAGING REQUIREMENT:

All items must be delivered on standard 40”x48” pallets, with NO overhang. All boxes on the pallet must contain the same size OTV.

All boxes within shipments must be bar coded. The bar code shall, at a minimum, contain the following information: Vendor name, address and phone number, Contract Number, Nomenclature, NSN, total quantity and size, price and shipment number made against the contract. Contract number, nomenclature and NSN are to include the CAGE Code after the information, i.e., W91CRB-05-D-00XX, NSN.00000, etc.

Bar Code format shall be either code 39 or code 128 and be compatible with the WMS RF Real Time Scanner System hardware provided by MRA Technologies, (650) 361-8148.

6.	INSPECTION AND ACCEPTANCE:

Inspection shall be accomplished at the Contractor’s facility by the cognizant DCMA Quality Assurance Representative (QAR). Acceptance shall be accomplished at destination by a PM Soldier Equipment representative.

7.	INVOICE/DD 250 INSTRUCTIONS:

The Contractor shall fax all invoices or DD Form 250, Material Inspection and Receiving Reports, to the Government Contracting Officer’s Representative (COR).

PM Soldier Equipment

ATTN: SFAE-SDR-SEQ

            Gerry Mosier

10170 Beach Road

Fort Belvoir, VA 22060

gerry.mosier@peosoldier.army.mil

Fax # (703)704-0037

Upon receipt, the COR will review invoices for accuracy, certify for payment and forward to the appropriate DFAS office which will be cited in each Delivery Order.

INVOICES MUST INCLUDE CONTRACT NUMBER, SHIPPING COMPANY AND TRACKING NUMBER.

8.	CRITICAL APPLICATION ITEM – SOURCE INSPECTION REQUIRED

THE CONTRACTOR SHALL PROVIDE MEASUREMENTS AND CERTIFICATES OF CONFORMANCE FOR ALL MATERIAL PROPERTIES IDENTIFIED IN THE PERFORMANCE REQUIREMENTS BY SPECIFIC TEST METHODS.

PRODUCT IMPROVEMENTS: FUTURE IMPROVEMENTS ARE ENCOURAGED DURING THE CONTRACT TERM THROUGH THE CHANGES CLAUSE. IMPROVEMENTS MAY BE PROPOSED BY THE CONTRACTOR OR BY THE GOVERNMENT TO ELIMINATE OPERATIONAL SHORTCOMINGS, INSERT ADVANCE TECHNOLOGIES TO IMPROVE OPERATIONAL EFFECTIVENESS OR TO PROVIDE SAVINGS TO THE GOVERNMENT.

BALLISTIC TESTING: ALL QUALITY ASSURANCE/LOT ACCEPTANCE TESTING FOR PRODUCTION LOTS SHALL BE CONDUCTED AT A NATIONAL INSTITUTE OF JUSTICE (NIJ) CERTIFIED LAB APPROVED BY PROJECT MANAGER SOLDER EQUIPMENT (PM SEQ).

CONTRACTOR IS REQUIRED TO USE ONLY NIJ CERTIFIED LABORATORIES.

COPIES OF ALL BALLISTIC REPORTS ARE TO BE SUBMITTED TO PM-SEQ FOR ACCEPTANCE PURPOSES.

COPIES ARE TO BE SUBMITTED TO CHIEF SCIENTIST, TECHNICAL MANAGEMENT DIVISION, PM SOLDIER EQUIPMENT,

FAX NO. 703-704-0037.

BALLISTIC TESTING ON END ITEMS SHALL BE CONSIDERED ACCEPTANCE TESTING. NOTIFY THIS OFFICE TEN DAYS PRIOR TO ANY TESTING IN THE EVENT THE GOVERNMENT WANTS TO WITNESS TESTING. NO LOT SHALL BE RELEASED FROM THE CONTRACTOR’S PLANT PRIOR TO RECEIPT OF PASSING TEST REPORTS THAT ARE APPROVED BY PM-SEQ.

LOT NUMBERING IS APPLICABLE.

9. Due to the nature of the body armor requirements, there is a need for operations security. The Government considers all documents handled or generated in conjunction with the body armor acquisition to be unclassified information of a sensitive and proprietary nature that must be protected against release to unauthorized individuals.

During all phases, to include the post-award-phase, release of any information associated with this acquisition to any individual, firm or business is prohibited without the express written approval of the contracting officer. Further, product information shall not be shown, displayed or discussed at any trade show, symposium or any other medium without the express written approval of the contracting officer. Reproduction of any documents provided by the Government is strictly prohibited without the express written approval of the contracting officer. Any indication that such information has been made available to unauthorized individuals may result in termination of the contract. Request for approval to release information submitted to the contracting officer for approval shall identify the specific information to be released, the medium to be used and the purpose of the release.

10. PM Soldier Equipment (PM-SEQ) Technical Point of Contact:

PM Soldier Equipment

ATTN: SFAE-SDR-SEQ

            Mr. James Zheng

10170 Beach Road

Fort Belvoir, VA 22060

(703) 704-00632

Fax # (703) 704-0037

James.zheng@peosoldier.army.mil

11. Per amendment 5 of the Request for Proposal (RFP) “Area Density Specification remains 1.10 lb/sf. The weight of the carrier vest will be adjusted to account for the additional webbing.”

12. Per amendment 4 of the RFP, the following paragraph was added concerning the configuration for the yoke and vest shoot pack submission:

6.8.1 Yoke and Vest Shoot Pack Configuration

To prepare a yoke and vest shoot pack, the vest shoot pack is supplemented with a yoke and collar ballistic filler packet 15 x 15 inches in size consisting of X plies proposed ballistic material system used in OTV yoke and collar assembly (see CO/PD 00-02D, paragraph 3.3). The method of construction for the yoke and collar ballistic filler packet is the same as for the baseline (vest) ballistic filler packet. The yoke and vest shoot pack is assembled by placing the yoke and collar ballistic filler packet in the ballistic filler carrier immediately behind the baseline (vest) ballistic filler packet. This will ensure that the baseline (vest) ballistic filler packet is closest to the strike face of the ballistic filler carrier (shoot pack), followed immediately by the yoke and collar ballistic filler packet.

13. The Proposal from Point Blank Body Armor, Inc. dated 22 October 2004 (Volumes 1 through 4) is hereby incorporated by reference into this contract.

14. NOTE CONCERNING ATTACHMENT LISTINGS: Certain attachments applicable to the solicitation only have been deleted from the award package (Attachments to section B for which information is now specifically listed in B & the past performance questionnaire). To ease tracking of the attachment from solicitation to contract award, remaining documents retain the attachment # cited in the solicitation. It should be noted that , although the document entitled”Yoke and Shoot Pack -Exploded View of Ballistic Filter Carrier w/Ballistic Fillers” has a notation of “Attachment 11”, the correct attachment number is “13”.

PERFORMANCE WORK STATEMENT

The Performance Work Statement for this solicitation/contract is located at Attachment #3 to this solicitation.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		662,400	Dollars, U.S.	$1.00	$662,400.00 EST

Outer Tactical Vest (OTV) X-Small

FFP

Body Armor, Outer Tactical Vest (OTV) Desert Camo (COMPLETE), X-Small,

NSN 8470-01-491-8058, in accordance with the enclosed performance work statement and Bid Sample/Ballistic Testing and Quality Assurance requirements. Techniques for manufacturing must comply with procedures used to pass bid sample testing.

Minimum Quantity: 20 each

Maximum Quantity: 1440 Each

PRICE RANGES:

20 each to 719 each: $550 each

720 each to 1199 each: $483 each

1200 each to 1,440 each: $460 each

Max Price: 1,440 x $460 each =$662,400

				NET AMT	$662,400.00 (EST.)
	ACRN AA Funded Amount				$0.00

FOB: Destination

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002		7,824,600	Dollars, U.S.	$1.00	$7,824,600.00 EST

Small OTV, Desert Camo

FFP

Body Armor, Outer Tactical Vest (OTV), Desert Camo (COMPLETE), Small, NSN 8470-01-491-8071 in accordance with the enclosed performance work statement and Bid Sample/Ballistic Testing and Quality Assurance requirements. Techniques for manufacturing must comply with procedures used to pass bid sample testing.

Minimum Quantity: 225 each

Maximum Quantity: 16,200 each

PRICE RANGES:

220 each to 8099 each: $555 each

8100 each to 13,499 each: $507 each

13,500 each to 16,200 each: $483 each

Max Price: 16,200 x $483 each =$7,824,600

				NET AMT	$7,824,600.00 (EST.)
	ACRN AA Funded Amount				$0.00

FOB: Destination

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003		55,508,760	Dollars, U.S.	$1.00	$55,508,760.00 EST

Medium OTV, Desert Camo

FFP

Body Armor, Outer Tactical Vest (OTV), Desert Camo (COMPLETE), Medium, NSN 8470-01-491-8078 in accordance with the enclosed performance work statement and Bid Sample/Ballistic Testing and Quality Assurance requirements. Techniques for manufacturing must comply with procedures used to pass bid sample testing.

Minimum Quantity: 1545 each

Maximum Quantity: 111,240 each

PRICE RANGES:

1,550 each to 55,619 each: $560 each

55,620 each to 92,699 each: $523 each

92,700 each to 111,240 each: $499 each

Max Price: 111,240 each x $499 each =$55,508,760.00

				NET AMT	$55,508,760.00 (EST.)
	ACRN AA Funded Amount				$0.00

FOB: Destination

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004		81,662,400	Dollars, U.S.	$1.00	$81,662,400.00 EST

Large OTV, Desert Camo

FFP

Body Armor, Outer Tactical Vest (OTV), Desert Camo (COMPLETE) Large, NSN 8470-01-491-8080 in accordance with the enclosed performance work statement and Bid Sample/Ballistic Testing and Quality Assurance requirements. Techniques for manufacturing must comply with procedures used to pass bid sample testing.

Minimum Quantity: 2120 each

Maximum Quantity: 152,640 each

PRICE RANGES:

2,120 each to 76,319 each: $565 each

76,320 each to 127,119 each: $560 each

127,200 each to 152,640 each: $535 each

Max Price: 152,640 each x $535 each =$81,662,400

				NET AMT	$81,662,400.00 (EST.)
	ACRN AA Funded Amount				$0.00

FOB: Destination

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005		39,110,400	Dollars, U.S.	$1.00	$39,110,400.00 EST

X-Large OTV, Desert Camo

FFP

Body Armor, Outer Tactical Vest (OTV), Desert Camo (COMPLETE) X-Large, NSN-8470-01-491-8081 in accordance with the enclosed performance work statement and Bid Sample/Ballistic Testing and Quality Assurance requirements. Techniques for manufacturing must comply with procedures used to pass bid sample testing.

Minimum Quantity: 970 each

Maximum Quantity: 69,840 each

PRICE RANGES:

970 each to 34,919 each: $575 each

34,920 each to 58,199 each: $585 each

58,200 each to 69,840 each: $560 each

Max Price: 69,840 each x $560 each =$39,110,400.00

				NET AMT	$39,110,400.00 (EST.)
	ACRN AA Funded Amount				$0.00

FOB: Destination

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0006		3,855,600	Dollars, U.S.	$1.00	$3,855,600.00 EST

XX-Large OTV, Desert Camo

FFP

Body Armor, Outer Tactical Vest (OTV), Desert Camo (COMPLETE) XX-Large, NSN 8470-01-518-5886 in accordance with the enclosed performance work statement and Bid Sample/Ballistic Testing and Quality Assurance requirements. Techniques for manufacturing must comply with procedures used to pass bid sample testing.

Minimum Quantity: 90 each

Maximum Quantity: 6480 Each

PRICE RANGES:

90 each to 3,239 each: $615 each

3,240 each to 5,399 each: $625 each

5,400 each to 6,480 each: $595 each

Max Price: 6,480 each x $595 each =$3,855,600.00

				NET AMT	$3,855,600.00 (EST.)
	ACRN AA Funded Amount				$0.00

FOB: Destination

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0007		1,098,000	Dollars, U.S.	$1.00	$1,098,000.00 EST

XXX-Large OTV, Desert Camo

FFP

Body Armor, Outer Tactical Vest (OPTV), Desert Camo (COMPLETE) XXX-Large, NSN 8470-01-518-5888 In accordance with the enclosed performance work statement and First Article Testing and Quality Assurance requirements. Techniques for manufacturing must comply with procedures used to pass bid sample testing.

Minimum Quantity: 25 each

Maximum Quantity: 1800 each

PRICE RANGES:

20 each to 899 each: $650 each

900 each to 1,499 each: $645 each

1,500 each to 1,800 each: $610 each

Max Price: 1,800 each x $610 each =$1,098,000

				NET AMT	$1,098,000.00 (EST.)
	ACRN AA Funded Amount				$0.00

FOB: Destination

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0008		234,000	Dollars, U.S.	$1.00	$234,000.00 EST

XXXX Large OTV, Desert

FFP

Body Armor, Outer Tactical Vest (OPTV), Desert Camo (COMPLETE) XXXX Large, NSN-8470-01-518-5889 In accordance with the enclosed performance work statement and First Article Testing and Quality Assurance requirements. Techniques for manufacturing must comply with procedures used to pass bid sample testing.

Minimum Quantity: 5 each

Maximum Quantity: 360 Each

PRICE RANGES:

10 each to 179 each: $700 each

180 each to 299 each: $682 each

300 each to 360 each: $650 each

Max Price: 360 each x $650 each =$234,000

				NET AMT	$234,000.00 (EST.)
	ACRN AA Funded Amount				$0.00

FOB: Destination

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Origin	Government
0002	Origin	Government	Origin	Government
0003	Origin	Government	Origin	Government
0004	Origin	Government	Origin	Government
0005	Origin	Government	Origin	Government
0006	Origin	Government	Origin	Government
0007	Origin	Government	Origin	Government
0008	Origin	Government	Origin	Government

DELIVERY INFORMATION

See Delivery Order

ACCOUNTING AND APPROPRIATION DATA

AA:	To be cited on each Delivery Order
AMOUNT:	$0.00

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-7	Anti-Kickback Procedures	JUL 1995
52.211-17	Delivery of Excess Quantities	SEP 1989
52.212-4	Contract Terms and Conditions—Commercial Items	OCT 2003
52.219-9	Small Business Subcontracting Plan	JAN 2002
52.219-16	Liquidated Damages-Subcontracting Plan	JAN 1999
52.225-8	Duty-Free Entry	FEB 2000
252.201-7000	Contracting Officer’s Representative	DEC 1991
252.232-7003	Electronic Submission of Payment Requests	JAN 2004

CLAUSES INCORPORATED BY FULL TEXT

52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL ITEMS (JUN 2004)

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clause, which is incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items: 52.233-3, Protest after Award (AUG 1996) (31 U.S.C. 3553).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: (Contracting Officer check as appropriate.)

☒	(1) 52.203-6, Restrictions on Subcontractor Sales to the Government (JUL 1995), with Alternate I (OCT 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).

☐	(2) 52.219-3, Notice of HUBZone Small Business Set-Aside (Jan 1999) (U.S.C. 657a).

☐	(3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Jan 1999) (if the offeror elects to waive the preference, it shall so indicate in its offer) (U.S.C. 657a).

☐	(4) (i) 52.219-5, Very Small Business Set-Aside (JUNE 2003) (Pub. L. 103-403, section 304, Small Business Reauthorization and Amendments Act of 1994).

☐	(ii) Alternate I (MAR 1999) to 52.219-5.

☐	(iii) Alternate II to (JUNE 2003) 52.219-5.

☐	(5)(i) 52.219-6, Notice of Total Small Business Set-Aside (JUNE 2003) (15 U.S.C. 644).

☐	(ii) Alternate I (OCT 1995) of 52.219-6.

☐	(iii) Alternate II (MAR 2004) of 52.219-6.

☐	(6)(i) 52.219-7, Notice of Partial Small Business Set-Aside (JUNE 2003) (15 U.S.C. 644).

☐	(ii) Alternate I (OCT 1995) of 52.219-7.

☐	(iii) Alternate II (MAR 2004) of 52.219-7.

☒	(7) 52.219-8, Utilization of Small Business Concerns (MAY 2004) (15 U.S.C. 637 (d)(2) and (3)).

☒	(8)(i) 52.219-9, Small Business Subcontracting Plan (JAN 2002) (15 U.S.C. 637(d)(4)).

☐	(ii) Alternate I (OCT 2001) of 52.219-9

☐	(iii) Alternate II (OCT 2001) of 52.219-9.

☐	(9) 52.219-14, Limitations on Subcontracting (DEC 1996) (15 U.S.C. 637(a)(14)).

☐	(10)(i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (JUNE 2003) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

☐	(ii) Alternate I (JUNE 2003) of 52.219-23.

☐	(11) 52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (OCT 1999) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☐	(12) 52.219-26, Small Disadvantaged Business Participation Program—Incentive Subcontracting (OCT 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☐	(13) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (May 2004).

☒	(14) 52.222-3, Convict Labor (JUNE 2003) (E.O. 11755).

☒	(15) 52.222-19, Child Labor—Cooperation with Authorities and Remedies (Jun 2004) (E.O. 13126).

☒	(16) 52.222-21, Prohibition of Segregated Facilities (FEB 1999).

☒	(17) 52.222-26, Equal Opportunity (APR 2002) (E.O. 11246).

☒	(18) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212).

☒	(19) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).

☒	(20) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212).

☐	(21)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Products (AUG 2000) (42 U.S.C. 6962(c)(3)(A)(ii)).

☐	(ii) Alternate I (AUG 2000) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)).

☒	(22) 52.225-1, Buy American Act—Supplies (JUNE 2003) (41 U.S.C. 10a-10d).

☐	(23)(i) 52.225-3, Buy American Act—Free Trade Agreements—Israeli Trade Act (JAN 2004) (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, Pub. L. 108-77, 108-78).

☐	(ii) Alternate I (JAN 2004) of 52.225-3.

☐	(iii) Alternate II (JAN 2004) of 52.225-3.

☐	(24) 52.225-5, Trade Agreements (Jun 2004) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

☒	(25) 52.225-13, Restrictions on Certain Foreign Purchases (OCT 2003) (E.o.s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of Treasury).

☐	(26) 52.225-15, Sanctioned European Union Country End Products (FEB 2000) (E.O. 12849).

☐	(27) 52.225-16, Sanctioned European Union Country Services (FEB 2000) (E.O. 12849).

☐	(28) 52.232-29, Terms for Financing of Purchases of Commercial Items (FEB 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☐	(29) 52.232-30, Installment Payments for Commercial Items (OCT 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☒	(30) 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration (OCT 2003) (31 U.S.C. 3332).

☐	(31) 52.232-34, Payment by Electronic Funds Transfer—Other than Central Contractor Registration (MAY 1999) (31 U.S.C. 3332).

☐	(32) 52.232-36, Payment by Third Party (MAY 1999) (31 U.S.C. 3332).

☐	(33) 52.239-1, Privacy or Security Safeguards (AUG 1996) (5 U.S.C. 552a).

☐	(34)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (APR 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631).

☐	(ii) Alternate I (APR 1984) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: [Contracting Officer check as appropriate.]

☐	(1) 52.222-41, Service Contract Act of 1965, as Amended (MAY 1989) (41 U.S.C. 351, et seq.).

☐	(2) 52.222-42, Statement of Equivalent Rates for Federal Hires (MAY 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐	(3) 52.222-43, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Multiple Year and Option Contracts) (MAY 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐	(4) 52.222-44, Fair Labor Standards Act and Service Contract Act—Price Adjustment (February 2002) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐	(5) 52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Agreements (CBA) (May 1989) (41 U.S.C. 351, et seq.).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records—Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e) (1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vi) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

(i) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii) 52.222-26, Equal Opportunity (April 2002) (E.O. 11246).

(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (December 2001) (38 U.S.C. 4212).

(iv) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).

(v) 52.222-41, Service Contract Act of 1965, as Amended (May 1989), flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C. 351, et seq.).

(vi) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (April 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the contractor May include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(End of clause)

52.216-18 ORDERING. (OCT 1995)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from date of award through 36 months from date of award.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

(End of clause)

52.216-19 ORDER LIMITATIONS. (OCT 1995)

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than 5000 (insert dollar figure or quantity), the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order. The Contractor is not obligated to honor:

(1) Any order for a single item in excess of 360,000 each

(2) Any order for a combination of items in excess of 360,000 each; or

(3) A series of orders from the same ordering office within 10 days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 5 days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of clause)

52.216-22 INDEFINITE QUANTITY. (OCT 1995)

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum”. The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum”.

(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after end of contract term or 36 months after date of award.

(End of clause)

252.212-7001 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (JUN 2004)

(a) The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.

☒	52.203-3 Gratuities (APR 1984) (10 U.S.C. 2207).

(b) The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

☒	252.205-7000 Provision of Information to Cooperative Agreement Holders (DEC 1991) (10 U.S.C. 2416).

☒	252.219-7003 Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DoD Contracts) (APR 1996) (15 U.S.C. 637).

☐	252.219-7004 Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (Test Program) (JUN 1997) (15 U.S.C. 637 note).

☐	252.225-7001 Buy American Act and Balance of Payment Program (APR 2003) (41 U.S.C. 10a-10d, E.O. 10582).

☒	252.225-7012 Preference for Certain Domestic Commodities (JUN 2004) (10.U.S.C. 2533a).

☐	252.225-7014 Preference for Domestic Specialty Metals (APR 2003) (10 U.S.C. 2533a).

☐	252.225-7015 Preference for Domestic Hand or Measuring Tools (APR 2003) (10 U.S.C. 2533a).

☐	252.225-7016 Restriction on Acquisition of Ball and Roller Bearings (MAY 2004) ( Alternate I) (APR 2003) (10 U.S.C. 2534 and Section 8099 of Public Law 104-61 and similar sections in subsequent DoD appropriations acts).

☐	252.225-7021 Trade Agreements (JUN 2004) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).

☐	252.225-7027 Restriction on Contingent Fees for Foreign Military Sales (APR 2003) (22 U.S.C. 2779).

☐	252.225-7028 Exclusionary Policies and Practices of Foreign Governments (APR 2003) (22 U.S.C. 2755).

☐	252.225-7036 Buy American Act—North American Free Trade Agreement Implementation Act—Balance of Payment Program (JAN 2004) ( Alternate I) (JAN 2004) (41 U.S.C. 10a-10d and 19 U.S.C. 3301 note).

☐	252.225-7038 Restriction on Acquisition of Air Circuit Breakers (APR 2003) (10 U.S.C. 2534(a)(3)).

☐	252.226-7001 Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (Oct 2003) (Section 8021 of Pub. L. 107-248).

☐	252.227-7015 Technical Data—Commercial Items (NOV 1995) (10 U.S.C. 2320).

☐	252.227-7037 Validation of Restrictive Markings on Technical Data (SEP 1999) (10 U.S.C. 2321).

☒	252.232-7003 Electronic Submission of Payment Requests (JAN 2004) (10 U.S.C. 2227).

☐	252.243-7002 Certification of Requests for Equitable Adjustment (MAR 1998) (10 U.S.C. 2410).

☐	252.247-7023 Transportation of Supplies by Sea (MAY 2002) ( Alternate I) (MAR 2000) ( Alternate II) (MAR 2000).

☐	252.247-7024 Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items clause of this contract (Federal Acquisition Regulation 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

252.225-7014 Preference for Domestic Specialty Metals, Alternate I (MAR 1998) (10 U.S.C. 2533a).

252.247-7023 Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

252.247-7024 Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631)

(End of clause)

AMCAC 52.0204-4001, IDENTIFICATION OF OZONE DEPLETING SUBSTANCES (OCT 1999)

a. The following required Class I Ozone Depleting Substances (ODS) have been identified and approved for use under performance of any resultant contract.

☒	None.

☐	(List any approved ODS requirements): ________________________

___________________________________________________________

____________________________________________________________

b. If during performance of the contract, an approved Class I ODS is discovered, the contractor is encouraged to notify the contracting officer immediately.

c. The ODS restrictions apply to subcontracts as well.

AMCAC 52.0204-4002, CLASS I OZONE DEPLETING SUBSTANCES (OCT 1999)

a. Per Section 326 of Public Law 102-484, effective 1 Jun 93, specifications and standards cannot require the use of Class I ozone depleting substances (ODS) without approval. There are some cases where a specification or standard allows the use of an ODS, but does not specifically require its use. A situation of this type does not require substitution under the law.

b. If this requirement allows, but does not require, the use of a Class I ODS, although it is not mandatory for the contractor to use a non-ODS substance, the contractor is encouraged to give preference to using the non-ODS choice.

AMCAC 52.0216-4002, MULTIPLE AWARD TASK ORDER CONTRACT AND DELIVERY ORDER CONTRACT OMBUDSMAN (JUN 2001)

a. In accordance with FAR 16.505(b)(4), the following individual has been appointed as ombudsman for multiple award task order and delivery order contracts issued by this organization:

Mr. Steven R. Bryant

U.S. Army Robert Morris Acquisition Center

ATTN: AMSRD-ACB

4118 Susquehanna Avenue

Aberdeen Proving Ground, MD 21005-3013

Telephone: (410) 278-0834

Facsimile Number: (410) 278-0971

E-mail Address: steven.bryant3@us.army.mil

b. The ombudsman has the authority to review contractor complaints that they have not been afforded fair opportunity to be considered for award of a particular task order or delivery order under a multiple award contract.

c. A contractor who receives an award under a multiple award contract may contact the ombudsman with a complaint concerning the award of a particular task order or delivery order placed under the multiple award contract.

(1) The contractor is encouraged to try to resolve the issue with the contracting officer prior to contacting the ombudsman. However, contractor complaints to the ombudsman must be made with 5 workdays of the award under complaint.

(2) The ombudsman’s authority is limited to issues pertaining to the awarding of task orders and delivery orders under multiple award contracts. Contractor complaints directed to the ombudsman shall be confined to these issues. All other complaints will be outside the authority of the ombudsman and will be returned to the contractor without action.

d. Upon review of the facts, the ombudsman will determine whether or not the contractor was afforded a fair opportunity to be considered consistent with the procedures in the contract and either:

(1) Deny the contractor’s complaint; or,

(2) Require that the contracting officer take corrective action regarding the complaint.

e. If the contracting officer does not agree with the decision of the ombudsman, the matter shall be referred to the cognizant Principal Assistant Responsible for Contracting for final decision.

f. These ombudsman procedures are not subject to FAR 52.233-1, Disputes, with or without its Alternate I found elsewhere in this contract.

AMCAC 52.0242-4001, INSTRUCTIONS TO PAYING OFFICE AND AMINISTRATIVE CONTRACTING OFFICE (AUG 1999)

a. The Contracting Office representative is:

Name: Jeff Pierce

Organization Code: AMSRD-ACC-U

Telephone Area Code and Number: 410- 278- 0861

                                                 DSN: 298-0861

FAX: 410-278-0904

Email: jeff.pierce@us.army.mil

b. Payment to the contractor shall be made in accordance with FAR Subpart 32.11, Electronic Funds Transfer.

c. Paying Office Information:

Telephone Inquiries: __________________

                        FAX: ___________________

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Attachment 03	Attachment 3.PWS		14-SEP-2004
Attachment 05	Quality Assurance.29 Sept 04		29-SEP-2004
Attachment 06	Attachment 6. OTV Vest & Collar drawing		07-SEP-2004
Attachment 07	Attachment 7. OTV Complete		07-SEP-2004
Attachment 08	Attachment 8. OTV Exploded Inside		07-SEP-2004
Attachment 09	Attachment 9 OTV Exploded Outside		07-SEP-2004
Attachment 10	Attachment 10 OTV Left Side		07-SEP-2004
Attachment 11	IBA NSN LISTING 30 Sep 1411 hrs		30-SEP-2004
Attachment 12	Interceptor OTV Weights & Area of Coverage.30 Sept 04		30-SEP-2004
Attachment 13	Attach 13.Yoke & Shoot Pack.Exploded View		02-NOV-2004